UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015 (August 14, 2015)

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Waller Mill Road Williamsburg, Virginia	23185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 875-7779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 14, 2015, Tempus Applied Solutions Holdings, Inc. (the “Company”, “Tempus Holdings”, “we” or “us”) entered into, and consummated the transactions contemplated by, the Securities Purchase Agreement (the “Securities Purchase Agreement”) with Chart Acquisition Group LLC (“CAG”), Mr. Joseph Wright (the Chairman of our Board of Directors) and Cowen Investments LLC (“Cowen”, and collectively with CAG and Mr. Wright, the “Investors”), pursuant to which, subject to the terms and conditions set forth therein, the Investors acquired from the Company, for an aggregate purchase price of $1 million, (i) an aggregate of 250,000 shares (the “Common Shares”) of Company common stock (“Common Stock”), (ii) warrants in the form attached hereto as Exhibit 4.1 and as described below (the “Series A-3 Warrants”) to acquire an aggregate of 187,500 shares of Common Stock or Company Series A convertible preferred stock (the “Preferred Stock”) and (iii) warrants in the form attached hereto as Exhibit 4.2 and as described below (the “Series B-3 Warrants” and, collectively with the Series A-3 Warrants, the “Purchased Warrants”) to acquire an aggregate of 62,500 shares of Common Stock or Preferred Stock (such Company securities described in clauses (i) through (iii), collectively, the “Purchased Securities”). Of the Purchased Securities, (x) CAG acquired 154,168 Common Shares, 115,626 Series A-3 Warrants and 38,542 Series B-3 Warrants, (y) Mr. Wright acquired 8,332 Common Shares, 6,249 Series A-3 Warrants and 2,083 Series B-3 Warrants, and (z) Cowen acquired 87,500 Common Shares, 65,625 Series A-3 Warrants and 21,875 Series B-3 Warrants. The Purchased Securities were issued pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Under the Securities Purchase Agreement, each of the Company and the Investors made certain customary representations to the other regarding their organization, authorization, the validity of the agreement, conflicts and required consents and filings for the transactions, and with respect to the Company, the issuance of the Purchased Securities and the Company’s registration statement on Form S-4 that was filed in connection with its business combination. The Company also made certain covenants with respect to reserving a sufficient number of shares for exercise of the Purchased Warrants and listing the Company’s securities. The Company also agreed to indemnify the Investors (and certain related parties) in connection with a breach by the Company of the Securities Purchase Agreement or the Purchased Warrants or in connection with certain third party claims. Further, the Company provided the Investors with a most favored nation provision, where it agreed that, except for certain of the Company’s existing agreements, it would not offer any other person more favorable terms relating to the transactions contemplated by the Securities Purchase Agreement than those in the Securities Purchase Agreement.

A copy of the Securities Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Securities Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto.

Series A-3 Warrants and Series B-3 Warrants

Each Purchased Warrant will entitle the holder thereof to take delivery of the shares purchased through the exercise thereof in the form of either Common Stock or Preferred Stock. The Series A-3 Warrants will have an exercise price of $4.80 per share purchased, will be immediately exercisable and will expire on July 31, 2020. The Series B-3 Warrants will have an exercise price of $5.00 per share purchased, will be immediately exercisable and will expire on October 31, 2016.

The Purchased Warrants contain customary “cashless exercise” terms, pursuant to which holder of a Purchased Warrant, at any time after October 31, 2015, may choose to exercise such Purchased Warrant (at a time when such Purchased Warrant is otherwise exercisable according to its terms) without paying cash, by effectively submitting in exchange for shares a greater number of warrants than the number of shares purchased, rather than a number of warrants equal to the number of shares purchased plus cash. The Series B-3 Warrants (but not the Series A-3 Warrants) also contain an additional alternative cashless exercise feature, pursuant to which, beginning from December 31, 2015 and until the expiration of the Series B-3 Warrants on October 31, 2016, if 90% of the average of the four lowest volume-weighted average prices of Common Stock for the preceding 10 trading days (the “Alternative Market Price”) is less than $4.00 (subject an Alternative Market Price floor of $1.80), the holder of a Series B-3 Warrant can exercise such Series B-3 Warrant to acquire on a cashless basis a number of shares of Common Stock or Preferred Stock equal to (depending on the Market Price) up to 488.9% of the number of shares that could otherwise be purchased under such Series B-3 Warrant pursuant to a cash exercise, with the lower the Alternative Market Price, the more shares being available for acquisition by the Series B-3 Warrant holder pursuant to this alternative cashless exercise.

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The Purchased Warrants also include “full ratchet” anti-dilution protection provisions, which provide that if any shares of Common Stock are issued at a price less than then current exercise price of such Purchased Warrant, or if any warrants, options or other securities with the right to acquire or that are convertible into or exchangeable for shares of Common Stock are issued with an exercise price less than the then current exercise price of such Purchased Warrant, then the exercise price of such Purchased Warrant will automatically be reduced to the issuance price of such new shares of Common Stock or the exercise price of such warrants, options or other securities with the right to acquire or that are convertible into or exchangeable for shares of Common Stock. These anti-dilution provisions do not apply in the case of an issuance by the Company of “Excluded Securities”, including certain option and other equity incentive awards to directors and officers, and securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, but does not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

Under the terms of the Purchased Warrants, the Company shall not enter into or be party to a “Fundamental Transaction” unless the successor entity assumes in writing all of the obligations of the Company under such Purchased Warrants. “Fundamental Transaction” means, among other things, that the Company shall, directly or indirectly, including through subsidiaries, affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another entity; (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more entities; (iii) make, or allow one or more entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more entities making, a purchase, tender or exchange offer that is accepted by at least 50% of the outstanding shares of Common Stock; (iv) consummate a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more entities whereby all such entities, individually or in the aggregate, acquire at least 50% of the outstanding shares of Common Stock; or (v) reorganize, recapitalize or reclassify its Common Stock. The foregoing provisions will not apply to a Fundamental Transaction where the purchaser or other successor entity, after giving effect to such Fundamental Transaction, does not have any equity securities that are then listed or designated for quotation on a national securities exchange or automated quotation system. Moreover, a holder of a Purchased Warrant may choose, in connection with any Fundamental Transaction, to have the Company or the successor entity purchase such Purchased Warrant from the holder by paying the holder cash in an amount equal to the “Black Scholes Value” (as defined in such Purchased Warrant) of such Purchased Warrant.

Under the terms of the Purchased Warrants, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, then, in each such case, holders of such Purchased Warrants shall be entitled to participate in such distribution to the same extent that they would have participated if they had held the number of shares of Common Stock acquirable upon complete exercise of such Purchased Warrants (without regard to any limitations or restrictions on exercise of such Purchased Warrants) immediately before the date on which a record is taken for such distribution.

Under the terms of the Purchased Warrants, if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (“Purchase Rights”), then each holder of a Purchased Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete excise of all Purchased Warrants (without taking into account any limitations or restrictions on exercise of such Purchased Warrants) held by such holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights.

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Under the terms of the Series A-3 Warrants (but not the Series B-3 Warrants), until July 31, 2016, the holders thereof have pre-emptive rights pursuant to which the Company must offer them to right to purchase at least 3.3% of any additional issuances by the Company or its subsidiaries of equity securities or securities that are convertible into, exercisable or exchangeable for, or which give the holder the right to acquire any equity securities of the Company or its subsidiaries, except for certain “Excluded Securities” as described above.

Under the terms of the Purchased Warrants, if a holder thereof exercises a Purchased Warrant and the Company fails to deliver Common Stock or Preferred Stock in response within the time periods and in the manner specified in the terms of such Purchased Warrant, the Company may suffer substantial penalties.

Copies of the forms of the Series A-3 Warrants and B-3 Warrants are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference, and the foregoing description of the Series A-3 Warrants and Series B-3 Warrants are qualified in their entirety by reference thereto.

Third Amendment to Founders Registration Rights Agreement

On August 14, 2015, the parties to that certain Registration Rights Agreement, dated as of December 13, 2012 (as amended, including on June 10, 2015 and on July 31, 2015, the “Founders Registration Rights Agreement”), by and among the Company, Chart Acquisition Corp., CAG, Cowen, Mr. Wright and the other holders party thereto, entered into a Third Amendment to Registration Rights Agreement, whereby the parties agreed to add the Purchased Securities acquired by the Investors under the Securities Purchase Agreement as “Financing Securities” and “Registrable Securities” thereunder.

A copy of the Third Amendment to Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Third Amendment to Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 4.01	Changes in Registrant’s Certifying Accountant.

KPMG LLP previously served as the principal accountants of Chart Acquisition Corp. (“Chart”), a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On July 31, 2015, Chart consummated its business combination, as a result of which it became a wholly-owned subsidiary of the Company.

On August 14, 2015, the Board of Directors (the “Board”) of the Company notified KPMG LLP that it had been dismissed as Chart’s independent registered public accounting firm. On August 14, 2015, the Board approved the engagement of Elliott Davis Decosimo (“EDD”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

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KPMG LLP’s audit report on Chart’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

“As discussed in Note 2 to the financial statements, [Chart] has adopted Financial Accounting Standards Board Accounting Standards Update No. 2014-10 (ASU No. 2014-10) and Accounting Standards Update No. 2014-15 (ASU No. 2014-15) for the year ended December 31, 2014. ASU 2014-10 resulted in [Chart] revising its financial statement presentation by removing references to being a development stage company and eliminating incremental financial reporting requirements to present inception-to-date financial information in the statements of operations, stockholders’ equity and cash flows. ASU No. 2014-15 provided guidance on management’s responsibility in evaluating whether there is substantial doubt about [Chart]’s ability to continue as a going concern within one year from the date the financial statements are issued and to provide related footnote disclosures.”

“As discussed in Note 1 to the financial statements, [Chart] will cease all operations, except for the purpose of winding up, redeem all public shares outstanding and dissolve and liquidate in the event that [Chart] does not consummate an initial business combination by March 13, 2015. This condition raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal year ended December 31, 2014 and the subsequent interim period through August 14, 2015, there were no (i) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement, or (ii) reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

During the year ended December 31, 2014, and the subsequent interim period through August 14, 2015, neither the Company, Chart nor anyone acting on their behalf preceding the engagement of EDD, consulted EDD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on Chart’s financial statements.

A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit
Number	Description

4.1	Specimen Series A-3 Warrant Certificate

4.2	Specimen Series B-3 Warrant Certificate

10.1	Securities Purchase Agreement, dated as of August 14, 2015, by and among Tempus Applied Solutions Holdings, Inc., Chart Acquisition Group LLC, Joseph Wright and Cowen Investments LLC

10.2	Form of Third Amendment to Registration Rights Agreement, dated as of August 14, 2015, by and among Tempus Applied Solutions Holdings, Inc., Chart Acquisition Corp., Chart Acquisition Group LLC, Cowen Investments LLC, Joseph Wright and the other holder parties thereto

16.1	Letter, dated August 17, 2015, from KPMG, LLP

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SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

Date: August 17, 2015	By:	/s/ R. Lee Priest, Jr.
		Name:	R. Lee Priest, Jr.
		Title:	Chief Financial Officer

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